Exhibit 10.40
Execution Version
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions.

FIRST AMENDMENT TO
COLLABORATION AND LICENSE AGREEMENT

This First Amendment (this “First Amendment”) effective as of December 21, 2022 (the “First Amendment Effective Date”), is entered into between SCHRÖDINGER, INC., a company incorporated under the laws of Delaware having its principal place of business at 120 West 45th Street, 17th Floor, New York, New York, 10036 (“Schrödinger”) and BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation headquartered at 430 East 29th Street, 14th Floor, New York, New York, USA 10016 (“BMS”). Schrödinger and BMS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into that certain Collaboration and License Agreement, dated as of November 22, 2020, pursuant to which the Parties collaborate in the performance a Research Program for the purpose of discovery and preclinical development of Licensed Collaboration Compounds for the Designated Targets suitable for development for human therapeutic uses, with the objective of identifying one or more Licensed Collaboration Compounds or Licensed Collaboration Products for the Designated Targets for BMS to advance into human clinical trials (the “Agreement”); and
WHEREAS, the Parties wish to amend the Agreement to confirm the termination of the Initial Collaboration Target [***] and add a new Target as a Designated Target, along with adding certain economic terms associated with such new Designated Target, as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this First Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.DEFINITIONS
Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.
2.CONFIRMATION OF TERMINATED TARGET
Pursuant to that certain notice from BMS to Schrödinger, dated as of September 28, 2022, BMS exercised its right under Section 13.2(a) of the Agreement to terminate the Initial Collaboration Target [***]. Pursuant to the terms of such notice, the Parties hereby acknowledge and agree that, effective as of September 28, 2022, the Initial Collaboration Target [***] is a Terminated Target under the Agreement. As such, all provisions in the Agreement that are specific to the Initial Collaboration Target [***] are of no further force and effect. For the avoidance of doubt, the Parties acknowledge and agree that the First Amendment Designated Target (as defined below) is not intended to be a Substitute Target for the Initial Collaboration Target [***].
3.ADDITION OF TARGET
3.1.General. Subject to the terms of this First Amendment, the Parties desire to add the Target set forth on Attachment A as a Designated Target, Initial Collaboration Target and Neurology Target under the Agreement (such Target, the “First Amendment Designated Target”). As of the First Amendment Effective Date, Schrödinger has completed enablement activities with respect to the First

Execution Version
Amendment Designated Target and has identified [***] with respect to potential Target Compounds for the First Amendment Designated Target.
3.2.Research Plan. With respect to the First Amendment Designated Target, following the First Amendment Effective Date, Schrödinger shall prepare in consultation with BMS, for review, revision and approval by the JSC, an initial draft of a Research Plan (including the Primary Activity, LO Criteria, LO Timeline and DC Criteria) for such First Amendment Designated Target. Such Research Plan is expected to be similar in scope and effort as specified for each of the Initial Collaboration Targets under the initial Research Plans. Each Party shall ensure that the JSC meets as promptly as reasonably practicable (and no later than within [***]) after the First Amendment Effective Date in order to develop, discuss and approve the Research Plan with respect to the First Amendment Designated Target. From and after the date on which the initial Research Plan for the First Amendment Designated Target is approved by the JSC hereunder, the First Amendment Designated Target shall become a “Designated Target” under the Agreement. The JSC shall record the date of approval of the Research Plan for the First Amendment Designated Target in minutes of the JSC (such date, the “First Amendment Designated Target Effective Date”).
3.3.Consideration. BMS shall pay Schrödinger a signing payment of [***] Dollars ($[***]) within [***] after the First Amendment Effective Date (the “First Amendment Designated Target Upfront Payment”). The First Amendment Designated Target Upfront Payment shall be noncreditable, nonrefundable and not subject to set off. As partial consideration for the First Amendment Designated Target Upfront Payment, through a separate written agreement [***] executed by the Parties simultaneously with execution of this First Amendment, [***].
4.AMENDMENTS
Effective as of the First Amendment Designated Target Effective Date, the following amendments shall be made to the Agreement:
4.1.Collaboration Target. Section 1.27 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Collaboration Target” means the (a) Initial Collaboration Targets set forth on Exhibit A, (b) any Substitute Target that is selected as a Designated Target in accordance with Section 3.4(c) of this Agreement, (c) any Reserved Target, (d) the First Amendment Designated Target and (e) [***], in each case ((a), (b), (c), (d) and (e)) for so long as any such Target remains an Initial Collaboration Target, Designated Target, Substitute Target or Reserved Target.
4.2.Designated Target. Section 1.46 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Designated Target” means (a) each Initial Collaboration Target, (b) each Substitute Target that is selected as a Designated Target in accordance with Section 3.4(c), (c) the First Amendment Designated Target and (d) [***], in each case ((a), (b), (c) and (d)) for so long as any such Target remains an Initial Collaboration Target, Substitute Target (including any Substitute Target that is selected as a Designated Target) or the First Amendment Designated Target. For clarity, any Designated Target that is substituted pursuant to Section 3.4(c) shall no longer be a Designated Target or a Collaboration Target and shall be a Terminated Target from and after the date on which the new Research Plan (including the DC Criteria) for such new Designated Target is approved by the JSC hereunder.

Execution Version
4.3.Neurology Targets. Section 1.111 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Neurology Targets” means (a) the Initial Collaboration Targets designated as “Neurology Targets” on Exhibit A hereto, (b) any Substitute Targets designated by the JSC as “Neurology Targets” and (c) the First Amendment Designated Target.
4.4.Substitution Period. Section 1.180 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Substitution Period” means, for a given Designated Target, the earlier of (a) the date on which the JSC or the R&D Expert determines that a Licensed Collaboration Compound for such Designated Target meets the LO Criteria and (b) (i) with respect to each Designated Target other than the First Designated Target, [***], or (ii) solely with respect to the First Amendment Designated Target, [***].
4.5.Research Term. Section 3.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
(a)    The Research Program will be carried out during the period commencing on the Effective Date and ending on the earlier of (i) the date that is the fourth (4th) anniversary of the Effective Date and (ii) the date of delivery by Schrödinger of one (1) DC Candidate for each Designated Target for a total of five (5) DC Candidates, unless (in each case) this Agreement (in its entirety or with respect to a Collaboration Target or Designated Target) is terminated in accordance with Article 13, in which case [***], Schrödinger may elect, in its sole discretion, to provide written notice to BMS to extend the Research Term for such Designated Target for an additional period of time that [***], and (C) the Parties may mutually agree to extend the Research Term, including with respect to the Research Term for the First Amendment Designated Target as provided in clause (A) of this Section 3.2(a), for up to one (1) additional one (1)-year period (such period, as may be extended pursuant to this Section 3.2(a), being the “Research Term”).
4.6.Substitute Targets. Section 3.4(c)(i) is hereby deleted in its entirety and replaced with the following:
(i)    During the Substitution Period, BMS (through the JSC) shall have the right to substitute and replace each [***] Target with a Reserved Target (such new Target, a “Substitute Target”); provided that (A) such right may be exercised no more than [***] with respect to any given Designated Target, (B) subject to Section [***], unless the Parties otherwise mutually agree, a given Designated Target that is an [***] Target, [***] Target or [***] Target may only be substituted for a Reserved Target that is also designated as an [***] Target, [***] Target or [***] Target (e.g., a Designated Target that is an [***] Target can only be substituted for a Reserved Target that is designated as an [***] Target). Any such replacement of a Designated Target must be based on one of the following reasons: [***].
4.7.First Amendment Designated Target. A new Section 3.4(d), as follows, is hereby added following Section 3.4(c) in the Agreement:
3.4(d)    First Amendment Designated Target. As of the First Amendment Designated Target Effective Date (as such term is defined in the First Amendment to this Agreement), the First Amendment Designated Target (as such term is defined in the First Amendment to this Agreement) shall be a Designated Target, Collaboration Target and [***] Target under this Agreement.

Execution Version
4.8.Payments. A new Section 8.2(e), as follows, is hereby added following Section 8.2(d) in the Agreement:
8.2(e)    Additional Milestone Payment for the First Amendment Designated Target. In addition to the Development Milestones set forth herein, solely with respect to the First Amendment Designated Target, BMS shall pay to Schrödinger a one-time milestone payment of [***] Dollars ($[***]) within [***] after the [***] in accordance with Section 3.5 to achieve the LO Criteria for such First Amendment Designated Target (the “First Amendment Designated Target LO Payment”). Notwithstanding the foregoing, if the lead optimization portion of the Research Plan for the First Amendment Designated Target is initiated for a Licensed Collaboration Compound for the First Amendment Designated Target, such Licensed Collaboration Compound shall be deemed to have achieved the LO Criteria for the First Amendment Designated Target (regardless of whether such Licensed Collaboration Compound for the First Amendment Designated Target is determined to achieve the LO Criteria in accordance with Section 3.5) and the First Amendment Designated Target LO Payment shall be due, subject to this Section 8.2(e). The First Amendment Designated Target LO Payment set forth in this Section 8.2(e) shall be payable only once for the First Amendment Designated Target. For the avoidance of doubt, no First Amendment Designated Target LO Payment shall become due with respect to any Target Compound that is not a Licensed Collaboration Compound or Licensed Collaboration Product for the First Amendment Designated Target, and, other than as set forth in this Section 8.2(e), no First Amendment Designated Target LO Payment shall become due with respect to any Licensed Collaboration Compound that was not identified and delivered to BMS by Schrödinger pursuant to this Agreement or that is not determined to have achieved the LO Criteria for the First Amendment Designated Target in accordance with Section 3.5. The First Amendment Designated Target LO Payment will be noncreditable, nonrefundable and not subject to set off.
5.MISCELLANEOUS
5.1.Scope. Except as expressly amended hereby, the binding provisions of the Agreement shall remain in full force and effect. This First Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the provisions of the Agreement or any of the documents referred to therein.
5.2.Governing Law. This First Amendment shall be governed by and construed and enforced under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise make this First Amendment subject to the substantive law of another jurisdiction.
5.3.Entire Agreement; Amendments. This First Amendment, including the Attachments hereto (which are incorporated into and made a part of this First Amendment), sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the First Amendment Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter hereof other than as are set forth herein. No subsequent alteration, amendment, change or addition to this First Amendment shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party. Notwithstanding anything herein to the contrary, this First Amendment does not amend, supersede or replace any software license entered into, or contemplated to be entered into, by the Parties or any of their Affiliates on Schrödinger’s form End User License Agreement.

Execution Version
5.4.Counterparts. This First Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document, each of which shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This First Amendment may be executed and delivered through the email of pdf copies of the executed First Amendment.
Signature page follows

Execution Version
IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized officers effective as of the First Amendment Effective Date.

BRISTOL-MYERS SQUIBB COMPANY	SCHRÖDINGER, INC.
By: _/s/ Janeen Doyle_____________	By: /s/ Ramy Farid______________
Name: Janeen Doyle	Name: Ramy Farid
Title: SVP, Global Alliances Strategy & Business Development	Title: President & CEO
Date: December 21, 2022	Date: December 21, 2022

Execution Version
Attachment A
First Amendment Designated Target

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